COMMITMENTS AND CONTINGENCIES	9 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES [Text Block]

NOTE 16 - COMMITMENTS AND CONTINGENCIES

Operating Lease Agreements
The Company has entered into several lease agreements with terms expiring up to December 1, 2034 for geothermal properties in Washoe County Nevada; Republic of Guatemala; Neal Hot Springs, Oregon and adjoining the Raft River properties in Raft River, Idaho. The Company incurred total lease expenses for the nine months ended December 31, 2012 and year ended March 31, 2012, totaled $115,841 and $134,174 ; respectively.

BLM Lease Agreements
The Company believes that it is in compliance with all of the following lease terms.

Idaho
On August 1, 2007, the Company signed a geothermal resources lease agreement with the United States Department of the Interior Bureau of Land Management (“BLM”). The contract requires an annual payment of $3,502 including processing fees. The primary term of the agreement is 10 years. After the primary term, the Company has the right to extend the contract. BLM has the right to terminate the contract upon written notice if the Company does not comply with the terms of the agreement.

San Emidio
The lease contracts are for approximately 21,905 acres of land and geothermal rights located in the San Emidio Desert, Nevada. The lease contracts have primary terms of 10 years. Per federal regulations applicable for the contracts, the lessee has the option to extend the primary lease term another 40 years if the BLM does not need the land for any other purpose and the lessee is maintaining production at commercial quantities. The leases require the lessee to conduct operations in a manner that minimizes adverse impacts to the environment.

Gerlach
The Gerlach Geothermal LLC assets are comprised of two BLM geothermal leases and one private lease totaling 3,615 acres. Both BLM leases have a royalty rate which is based upon 10% of the value of the resource at the wellhead. The amounts are calculated according to a formula established by Minerals Management Service (“MMS”). One of the two BLM leases has a second royalty commitment to a third party of 4% of gross revenue for power generation and 5% for direct use based on BTUs consumed at a set comparable price of $7.00 per million BTU of natural gas. The private lease has a 10 year primary term and would receive a royalty of 3% gross revenue for the first 10 years and 4% thereafter.

Granite Creek
The Company has three geothermal lease contracts with the BLM for the Granite Creek properties. The lease contracts are for approximately 2,443.7 acres of land and geothermal water rights located in North Western Nevada. The lease contracts have primary terms of 10 years. Per federal regulations applicable for the contracts, the lessee has the option to extend the primary lease term another 40 years if the BLM does not need the land for any other purpose and the lessee is maintaining production at commercial quantities. The leases state annual lease payments of $2,444, not including processing fees, and expire October 2017.

Raft River Energy I LLC
The Company has entered into several lease contracts for approximately 1,298 acres of land and geothermal water rights located in the Raft River area located in Southern Idaho. The contracts expire from March 2013 to December 2033. The contracted lease payments are scheduled for $31,287 for the year ended March 31, 2013.

Office Lease
The Company renewed a one year lease contract January 2012 for general office space for the executive office located in Boise, Idaho. The Company exercised its one-year renewal option in January 2013. The lease payments are due in monthly installments of $6,535. The Company incurred total office lease expenses under the current contract and the prior contract for nine months ended December 31, 2012 and year ended March 31, 2012, totaling $57,104 and $74,475 ; respectively.

The following is the total contracted lease operating obligations (operating leases, BLM lease agreements and office lease) for the next five fiscal years:

Year Ending
December 31,	Amount
2013	$200,308
2014	98,375
2015	98,462
2016	96,770
2017	60,397
Thereafter	547,096

Power Purchase Agreements

Raft River Energy I LLC
The Company has signed a power purchase agreement with Idaho Power Company for sale of power generated from its joint venture Raft River Energy I LLC. The Company has also signed a transmission agreement with Bonneville Power Administration for transmission of the electricity from this plant to Idaho Power, and from the Phase Two plants to other purchasers. These agreements will govern the operational revenues for the initial phases of the Company’s operating activities.

USG Nevada LLC
As a part of the purchase of the assets from Empire Geothermal Power, LLC and Michael B. Stewart acquisition (“Empire Acquisition”), a power purchase agreement with Sierra Pacific Power Company was assigned to the Company. The contract had a stated expected output of 3,250 kilowatts maximum per hour and extended through 2017. During the year ended March 31, 2012, the power purchase agreement was replaced by a new 25 year contract signed in December of 2011 that sets the new set rate at $89.70 per megawatt hour with a 1% annual escalation rate. The new contract allows for a maximum of 71,300 megawatt hours annually. Upon declaration of commercial operation under the PPA, an Operating Security Deposit of $1,426,700 is required to be maintained at NV Energy for the full term of the PPA. During the year ended December 31, 2012, the Company paid a security bond of $1,426,700 under the terms of this agreement

USG Oregon LLC
In December of 2009, the Company’s subsidiary (USG Oregon LLC), signed a power purchase agreement with Idaho Power Company for the sale of power generated by the Neal Hot Springs, Oregon project. The agreement has a term of 25 years and provides for the purchase of power up to 25 megawatts (22 megawatt planned output level). Beginning 2012, the flat energy price is $96 per megawatt hour. The price escalates annually by 3.9% in the initial years and by 1.0% during the latter years of the agreement. The approximate 25-year levelized price is $117.65 per megawatt hour.

401(k) Plan
The Company offers a defined contribution plan qualified under section 401(k) of the Internal Revenue Code to all its eligible employees. All employees are eligible at the beginning of the quarter after completing 3 months of service. The plan requires the Company to match 25% of the employee’s contribution up to 6%. Employees may contribute up to the maximum allowed by the Internal Revenue Code. The Company made matching contributions to the plan that totaled $28,984 and $36,201 for the nine months ended December 31, 2012 and year ended March 31, 2012; respectively.

Retention Liability on USG Oregon LLC Construction Contracts
The Company signed contracts with several major contractors involved in construction activities for USG Oregon LLC. Contracts for two of these major contractors allow for the Company to retain a portion of incurred costs to guarantee certain performance specifications. The retention levels generally amount to 10% of incurred costs. At December 31, 2012, the retention payable balance was $5,320,724. Currently, management does not have any performance concerns on these contracts.

Retention Liability on USG Nevada LLC Construction Contract
The USG Nevada LLC signed a contract with the primary contractor involved in the power plant construction at San Emidio, Nevada. The contract allows for the Company to retain a portion of incurred costs to guarantee certain performance specifications. The retention levels generally amount to 10% of incurred costs. At December 31, 2012, the retention payable balance was $2,768,980. Currently, management does not have any performance concerns on these contracts.